UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2004

NORTHERN TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-5965	36-2723087
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 South LaSalle Street, Chicago, Illinois		60675
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 630-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 22, 2004, The Northern Trust Company (the “Bank”), a subsidiary of Northern Trust Corporation (the “Registrant”), amended and restated The Northern Trust Company Thrift-Incentive Plan (the “TIP”). In addition, on that same date, the Registrant amended the Northern Trust Corporation Supplemental Thrift-Incentive Plan (the “Supplemental TIP”) and the Northern Trust Corporation Supplemental Employee Stock Ownership Plan (the “Supplemental ESOP”). The amendment and restatement of the TIP and the amendments to the Supplemental TIP and the Supplemental ESOP will become effective January 1, 2005. Copies of the amended and restated TIP, the Supplemental TIP amendment and the Supplemental ESOP amendment are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

The TIP was amended and restated principally to provide for the merger of the Northern Trust Employee Stock Ownership Plan (“ESOP”) into the TIP. As a result of the merger, the ESOP shares will be maintained as a separate fund within TIP; participants will not be able to make contributions or transfers into the ESOP fund, but, beginning February 14, 2005, they will be able to diversify out of the ESOP fund. In addition, the amended and restated TIP will provide for both company matching contributions and profit sharing contributions in lieu of matching contributions only under the TIP. The Bank will continue to serve as trustee of the trust for the amended and restated TIP.

The Supplemental TIP amendment and the Supplemental ESOP amendment reflect changes that conform to the changes made to the amended and restated TIP.

Item 5.04.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On December 23, 2004, the Registrant sent a notice to its directors and executive officers informing them that a blackout period with respect to the ESOP fund of the amended and restated TIP will be in effect beginning January 21, 2005 and ending February 13, 2005. During the blackout period, the ESOP fund of the amended and restated TIP will be frozen, and participants temporarily will be unable to obtain a distribution of their ESOP fund upon termination of employment or retirement. The Registrant provided the notice to its directors and executive officers in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR. The Registrant received the notice required by Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974, as amended, on December 22, 2004.

A copy of the Registrant’s notice to its directors and executive officers is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

10.1	Amended and Restated Northern Trust Company Thrift-Incentive Plan

10.2	Fifth Amendment of the Northern Trust Corporation Supplemental Thrift-Incentive Plan

10.3	Fourth Amendment of the Northern Trust Corporation Supplemental Employee Stock Ownership Plan

99.1	Notice of Blackout Period to Directors and Executive Officers of Northern Trust Corporation dated December 23, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TRUST CORPORATION
(Registrant)

Date: December 27, 2004	By:	/s/ TIMOTHY P. MOEN
Timothy P. Moen
Executive Vice President and Head of Human Resources

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Amended and Restated Northern Trust Company Thrift-Incentive Plan

10.2	Fifth Amendment of the Northern Trust Corporation Supplemental Thrift-Incentive Plan

10.3	Fourth Amendment of the Northern Trust Corporation Supplemental Employee Stock Ownership Plan

99.1	Notice of Blackout Period to Directors and Executive Officers of Northern Trust Corporation dated December 23, 2004